SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 24, 2003

THE TALBOTS, INC. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12552 (Commission File Number)	41-1111318 (I.R.S. Employer Identification Number)

One Talbots Drive, Hingham, Massachusetts (Address of Principal Executive Offices)	02043 (Zip Code)

Registrant’s telephone number, including area code	(781) 749-7600

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events.

             Employment Agreement.

             During the second quarter, The Talbots, Inc. (the “Company”) entered into an Employment Agreement with Harold B. Bosworth dated as of January 30, 2003.

             Credit Facilities.

             On April 11, 2003, The Bank of Tokyo-Mitsubishi, Ltd. agreed to extend its credit facility with the Company, and on April 17, 2003, The Norinchukin Bank agreed to extend its credit facility with the Company. On April 17, 2003, the Company entered into a Revolving Loan Credit Agreement with Mizuho Corporate Bank, Ltd. (successor to The Dai-Ichi Kangyo Bank, Limited).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit 99.1	Employment Agreement between the Company and Harold B. Bosworth dated as of January 30, 2003.

Exhibit 99.2	Letter Agreement concerning credit facilities between The Bank of Tokyo-Mitsubishi, Ltd. and the Company dated April 11, 2003.

Exhibit 99.3	Letter Agreement concerning credit facilities between The Norinchukin Bank and the Company dated April 17, 2003.

Exhibit 99.4	Revolving Loan Credit Agreement between The Talbots, Inc. and Mizuho Corporate Bank, Ltd. (successor to The Dai-Ichi Kangyo Bank, Limited) dated as of April 17, 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2003	THE TALBOTS, INC. By: CAROL GORDON STONE —————————————— Name: Carol Gordon Stone Title: Vice President, Corporate Controller

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EXHIBIT INDEX

Exhibit 99.1	Employment Agreement between the Company and Harold B. Bosworth dated as of January 30, 2003.

Exhibit 99.2	Letter Agreement concerning credit facilities between The Bank of Tokyo-Mitsubishi, Ltd. and the Company dated April 11, 2003.

Exhibit 99.3	Letter Agreement concerning credit facilities between The Norinchukin Bank and the Company dated April 17, 2003.

Exhibit 99.4	Revolving Loan Credit Agreement between The Talbots, Inc. and Mizuho Corporate Bank, Ltd. (successor to The Dai-Ichi Kangyo Bank, Limited) dated as of April 17, 2003.

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